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Household Consumer Loan Trust, Series 1997-1
Deposit Trust Calculations
Previous Due Period Ending                          Sep 30, 1999
Current Due Period Ending                           Oct 31, 1999
Prior Distribution Date                             Oct 14, 1999
Distribution Date                                   Nov 12, 1999
Beginning Trust Principal Receivables           3,995,587,708.41
Average Principal Receivables                   3,995,351,713.30
FC&A Collections (Includes Recoveries)             64,171,880.49
Principal Collections                             125,296,329.28
Additional Balances                                53,039,737.28
Net Principal Collections                          72,256,592.00
Defaulted Amount                                   30,002,479.06
Miscellaneous Payments                                      0.00
Principal Recoveries                                1,884,610.00

Beginning Participation Invested Amount           447,133,064.50
Beginning Participation Unpaid Principal          447,133,064.50
Balance
Ending Participation Invested Amount              435,688,912.62
Ending Participation Unpaid Principal Balance     435,688,912.62

Accelerated Amortization Date                       Feb 28, 2002
Is it the Accelerated Amortization Period?                     0
0=No

OC Balance as % of Ending Participation                   8.521%
Invested Amount (3 month average)
Is it Early Amortization?  (No, if 3 month OC                  0
Average  >or=4.25%)

Investor Finance Charges and Administrative
Collections
Numerator for Floating Allocation                 447,133,064.50
Numerator for Fixed Allocation                    459,398,475.84
Denominator - Max(Sum of Numerators, Principal  3,995,351,713.30
Receivables)
Applicable Allocation Percentage                        11.1913%
Investor FC&A Collections                           7,181,688.03

Series Participation Interest Default Amount
Numerator for Floating Allocation                 447,133,064.50
Denominator - Max(Sum of Numerators, Principal  3,995,351,713.30
Receivables)
Floating Allocation Percentage                          11.1913%
Series Participation Interest Default Amount        3,357,676.96


Principal Allocation Components
Numerator for Floating Allocation                 447,133,064.50
Numerator for Fixed Allocation                    459,398,475.84
Denominator - Max(Sum of Numerators, Principal  3,995,351,713.30
Receivables)


Series Participation Interest Monthly Interest
(a) Series Participation Interest Pass Through           6.7500%
Rate, [Max(b,c)]
(b) Prime Rate minus 1.50%                               6.7500%
(c) Rate Sufficient to Cover Interest, Yield             5.8309%
and Accelerated Principal Pmt Amount
(d) Series Participation Interest Unpaid          447,133,064.50
Principal Balance
(e) Actual days in the Interest Period                        29
Series Participation Monthly Interest, [a*d*e]      2,431,286.04

Series Participation Interest Interest                      0.00
Shortfall
Previous Series Participation Interest Interest             0.00
Shortfall

Additional Interest                                         0.00


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Series Participation Interest Monthly Principal
Available Investor Principal Collections,          11,444,151.88
[a+m+n]

(a) Investor Principal Collections, [Max(b,h)       8,086,474.92
or e]
(b) prior to Accelerated Amort. Date or not         8,086,474.92
Early Amort. Period, [c*d]
(c) Floating Allocation Percentage                      11.1913%
(d) Net Principal Collections                      72,256,592.00
(e) after Accelerated Amort Date or Early Amort    14,406,977.62
Period, [f*g]
(f) Fixed Allocation Percentage                         11.4983%
(g) Collections of Principal
                                                  125,296,329.28

(h) Minimum Principal Amount, [Min(i,l)]            6,479,250.46
(i)  Floating Allocation Percentage of             14,022,327.87
Principal Collections
(j)  2.2% of the Series Participation Interest      9,836,927.42
Invested Amount
(k) Series Participation Interest Net Default       3,357,676.96
Payment Amount
(l)  the excess of (j) over (k)                     6,479,250.46

(m) Series Participation Interest Net Default       3,357,676.96
Payment Amount

(n) Optional Repurchase Amount (principal only)             0.00
at Sec. 9

Application of Investor Finance Charges and
Admin Collections
Investor Finance Charges and Admin. Collections     7,181,688.03
[Sec. 4.11(a)]
Series Servicing Fee paid if HFC is not the                 0.00
Servicer [Sec. 4.11(a)(i)]
plus any unpaid Series Servicing Fee of other               0.00
than HFC
Series Participation Interest Monthly Interest      2,431,286.04
[Sec. 4.11(a)(ii)]
Series Participation Interest Interest Shorfall             0.00
[Sec. 4.11(a)(ii)]
Additional Interest [Sec. 4.11(a)(ii)]                      0.00
Series Participation Interest Default Amount        3,357,676.96
[Sec. 4.11(a)(iii)]
Reimbursed Series Participation Interest Charge-            0.00
Offs [Sec. 4.11(a)(iv)]
Servicing Fee Paid [Sec. 4.11(a)(v)]                  745,221.77
Excess [Sec. 4.11(a)(vi)]                             647,503.26

Series Participation Investor Charge Off [Sec.              0.00
4.12(a)]

Seller's Interest
                                                  677,365,916.57

Seller's Interest Percentage                              17.40%

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

Series 1997-1

Owner Trust Calculations

Due Period Ending         Oct 31, 1999

Payment Date              Nov 15, 1999


Calculation of Interest Expense


Index (LIBOR)                5.406250%

Accrual end date          Nov 15, 1999

Accrual Beginning date    Oct 15, 1999

and days in Interest Period         31

                 Class A-1    Class A-2   Class A-3    Class B    Certificate     Overcoll
                                                                                   Amount

Beginning      232,413,486   44,713,306  58,127,298  42,477,641     31,299,315   38,102,019
Unpaid
Principal
Balance

Previously            0.00         0.00        0.00        0.00          0.00
unpaid
interest/yield

Spread to           0.125%       0.250%      0.350%      0.650%         1.000%
index

Rate (capped     5.531250%    5.656250%   5.756250%   6.056250%      6.406250%
at 12.5%, 14%,
14%, 14%, 15%)

Interest/Yield   1,106,990      217,783     288,124     221,525        172,662
Payable on the
Principal
Balance

Interest on           0.00         0.00        0.00        0.00           0.00
previously
unpaid
interest/yield

Interest/Yield   1,106,990      217,783     288,124     221,525        172,662
Due

Interest/Yield   1,106,990      217,783     288,124     221,525        172,662
Paid


Summary



Beginning      232,413,486   44,713,306  58,127,298  42,477,641     31,299,315   38,102,019
Security
Balance

Beginning      232,413,486   44,713,306  58,127,298  42,477,641      31,299,315
Adjusted
Balance

Principal Paid   5,948,404    1,144,415   1,487,740   1,087,194         801,091    1,068,461

Ending         226,465,082   43,568,891  56,639,559  41,390,447      30,498,224   37,126,710
Security
Balance

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Ending         226,465,082   43,568,891  56,639,559  41,390,447      30,498,224
Adjusted
Balance

Ending                                                                  7.0000%
Certificate
Balance as %
Participation
Interest
Invested
Amount

Targeted
Balance        226,558,235   43,568,891  56,639,559  41,390,447      30,498,224

Minimum
Adjusted                     16,000,000  20,800,000  15,200,000      11,200,000   13,600,000
Balance

Certificate
Minimum                                                               4,400,894
Balance

Ending OC
Amount as                                                            28,817,079
Holdback
Amount

Ending OC
Amount as                                                             8,309,632
Accelerated
Prin Pmts


Beginning Net         0.00         0.00        0.00        0.00            0.00         0.00
Charge offs

Reversals             0.00         0.00        0.00        0.00            0.00         0.00

Charge offs           0.00         0.00        0.00        0.00            0.00         0.00

Ending Net            0.00         0.00        0.00        0.00            0.00         0.00
Charge Offs


Interest/Yield  $1.5172564   $4.5371521  $4.6173670  $4.8580114      $5.1387634
Paid per $1000

Principal Paid  $8.1529656  $23.8419831 $23.8419829  $23.8419833    $23.8419830
per $1000

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Series 1997-1  Owner Trust Calculations
Due Period                                          October 1999
Payment Date                                        Nov 15, 1999

Optimum Monthly Principal  [a+b+c]
(a) Available Investor Principal Collections       11,444,151.88
(b) Series Participation Interest Charge Offs               0.00
(c) Lesser of Excess Interest and Carryover                 0.00
Charge offs

Accelerated Principal Payment                          93,152.72

Series Participation Interest Monthly Interest      2,431,286.04

Allocation of Optimum Monthly Principal and
Series Part. Interest Monthly Interest

Interest and Yield
  Pay Class A-1 Interest Distribution- Sec.         1,106,990.27
3.05(a)(i)(a)
  Pay Class A-2 Interest Distribution- Sec.           217,783.30
3.05(a)(i)(b)
  Pay Class A-3 Interest Distribution- Sec.           288,123.70
3.05(a)(i)(c)
  Pay Class B Interest Distribution- Sec.             221,525.32
3.05(a)(i)(d)
  Pay Certificates the Certificate Yield- Sec.        172,662.45
3.05(a)(i)(e)

Principal up to Optimum Monthly Principal
Balance
  Pay Class A-1 to Targeted Principal Balance-      5,855,250.96
Sec. 3.05(a)(ii)(a)
  Pay Class A-2 to Targeted Principal Balance       1,144,415.19
subject to Min Adj Bal- Sec. 3.05(a)(ii)(b)
  Pay Class A-3 to Targeted Principal Balance       1,487,739.73
subject to Min Adj Bal- Sec. 3.05(a)(ii)(c)
  Pay Class B to Targeted Principal Balance         1,087,194.44
subject to Min Adj Bal- Sec. 3.05(a)(ii)(d)

Pay Certificate Yield if not paid pursuant to               0.00
Sec. 3.05 (a)(i)(e)

Principal up to Optimal Monthly Principal
  Pay Certificate to Targeted Principal Balance       801,090.63
subject to Min Adj Bal- Sec. 3.05(a)(iii)
  Pay OC Remaining Optimal Monthly Prin Amt         1,068,460.93
subject to OC Min Bal- Sec. 3.05(a)(iv)

Principal up to Accelerated Principal Payment
Amout
  Pay Class A-1 to Targeted Principal Balance               0.00
subject to Min Adj Bal- Sec. 3.05(a)(v)(a)
  Pay Class A-2 to Targeted Principal Balance               0.00
subject to Min Adj Bal- Sec. 3.05(a)(v)(b)
  Pay Class A-3 to Targeted Principal Balance               0.00
subject to Min Adj Bal- Sec. 3.05(a)(v)(c)
  Pay Class B to Targeted Principal Balance                 0.00
subject to Min Adj Bal- Sec. 3.05(a)(v)(d)
  Pay Class A-1 to zero- Sec. 3.05(a)(v)(e)            93,152.72
  Pay Class A-2 to zero- Sec. 3.05(a)(v)(f)                 0.00
  Pay Class A-3 to zero- Sec. 3.05(a)(v)(g)                 0.00
  Pay Class B to zero- Sec. 3.05(a)(v)(h)                   0.00

Principal up to Optimal Monthly Principal
  Pay Class A-1 to zero- Sec. 3.05(a)(vi)(a)                0.00
  Pay Class A-2 to zero- Sec. 3.05(a)(vi)(b)                0.00
  Pay Class A-3 to zero- Sec. 3.05(a)(vi)(c)                0.00
  Pay Class B to zero- Sec. 3.05(a)(vi)(d)                  0.00
  Pay Certificates up to Certificate Minimum                0.00
Balance or zero- Sec. 3.05(a)(vi)(e)
  Pay HCLC Optimum Monthly Principal provided               0.00
OC >0- Sec. 3.05(a)(vi)(f)

Remaining Amounts to Holder of Designated             331,048.28
Certificate - Sec. 3.05(a)(vii)


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


Allocations of Distributions to
Overcollateralization Amount

Available Distributions
      Pay OC Remaining Optimal Monthly Prin Amt     1,068,460.93
subject to OC Min Bal- Sec. 3.05(a)(iv)
      Pay HCLC Optimum Monthly Principal                    0.00
provided OC >0- Sec. 3.05(a)(vi)

To Designated Certificate Holder up to total           93,152.72
Accelerated Principal Payments
To Designated Certificate Holder up to Holdback       975,308.21
Amount
To HCLC any remaining amounts                               0.00

Principal paid to the Designated Certificate            8,010.91

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